SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

ASSURE HOLDINGS CORP.

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AMENDMENT TO PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 30, 2024

EXPLANATORY STATEMENT

This Amendment to Schedule 14A (the “Amendment”) is being filed to amend the definitive proxy statement (the “Proxy Statement”) of Assure Holdings Corp. (the “Company”) in connection with its 2024 special meeting of stockholders to be held on April 30, 2024, at 2:00 p.m., Pacific Time (the “Special Meeting”), which was filed with the Securities and Exchange Commission (the “SEC”) on April 16, 2024. The sole purpose of this Amendment is to correct the following typographical errors in the Proxy Statement: (1) the Special meeting date as set forth in certain parts of the Proxy Statement and (2) the record date as set forth in certain parts of the Proxy Statement. This Amendment should be read in conjunction with the Proxy Statement. Except as specifically amended herein, all information in the Proxy Statement remains unchanged and no other amendments or updates have been made to the Proxy Statement.

Why am I receiving this amended proxy statement?

The Company is delivering this amended proxy statement to you and has made the amended proxy statement available to you on the Internet in connection with the Company’s solicitation of proxies for use at the Special Meeting. This amended proxy statement is first being sent or made available to stockholders on or about April 24, 2024. This amended proxy statement gives you updated and corrected information on the Special Meeting so that you can make an informed decision.

We are providing the amended material to correct the following typographical errors in the Proxy Statement (1) the Special meeting date as set forth in certain parts of the Proxy Statement and (2) the record date as set forth in certain parts of the Proxy Statement.

.

When is the Special Meeting?

The Notice of Meeting delivered to stockholders on or about April 16, 2024 pursuant to the laws of the State of Nevada and the Company’s bylaws had the correct meeting date, time and place for the Special Meeting as follows:

The Special Meeting will be held at the Las Vegas Marriott Laughlin Conference Center, 17th Floor, 325 Convention center Drive, Las Vegas, Nevada, 89109 on Tuesday, April 30, 2024, at 2:00 p.m. Pacific Standard Time (“PST”).

What is the record date for the Special Meeting?

The Notice of Meeting delivered to stockholders on or about April 16, 2024 pursuant to the laws of the State of Nevada and the Company’s bylaws had the correct record date for the Special Meeting as follows:

The Board of Directors has fixed April 11, 2024 as the record date for the Special Meeting. Only stockholders of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the Special Meeting.

What information in the Proxy Statement is being amended?

Due to typographical errors in the Proxy Statement, there were several dates referenced for the Special Meeting other than April 30, 2024 and the record date was mistakenly referenced as April 2, 2024 instead of April 11, 2024.

The Company does hereby amend and restate the disclosure on the top of page 4 of the Proxy Statement regarding the Special Meeting date as follows:

1

“ASSURE HOLDINGS CORP.
7887 E. BELLEVIEW AVENUE, SUITE 240
DENVER • COLORADO • USA • 80111

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD APRIL 30, 2024

Unless the context requires otherwise, references in this Proxy Statement to “Assure Holdings”, “Assure”, the “Company”, “we”, “us” or “our” refer to Assure Holdings Corp.

The Special Meeting of Stockholders of Assure Holdings (the “Special Meeting”) will be at Las Vegas Marriott Laughlin Conference Center, 17th Floor, 325 Convention center Drive, Las Vegas, Nevada, 89109 on Tuesday, April 30, 2024, at 2:00 p.m. Pacific Standard Time (“PST”).”

The Company does hereby amend and restate the disclosure on page 5 of the Proxy Statement under the question “When is the record date?” as follows:

“The Board has fixed April 11, 2024 as the record date for the Special Meeting. Only holders of shares of the Company’s common stock as of the close of business on that date will be entitled to vote at the Special Meeting.”

Can I change my vote after I have voted or if I desire to change my vote after receipt of these materials?

If you have already submitted a proxy and do not wish to change your vote, you do not need to take any further action.

You may revoke your vote/proxy and change your vote at any time before the polls close at the Special Meeting. You may do this by:

•	going online and completing a new proxy at www.proxyvote.com;
•	calling 1-800-690-6903 and changing your vote;
•	requesting and signing another Proxy Card with a later date and mailing it using the postage-paid envelope provided, so long as it is received prior to 5 p.m. Eastern Standard Time on April 26, 2024;
•	signing and delivering a written notice of revocation (in the same manner as a proxy is required to be executed as set out in the notes to the Proxy Card) to the Company’s Secretary, John Price, at Assure Holdings Corp., 7887 E. Belleview Ave., Suite 240, Denver, Colorado, USA 80111 prior to 5 p.m. Eastern Standard Time on April 26, 2024 or with the Chair of the Special Meeting on the day of the Special Meeting prior to the commencement of the Special Meeting; or
•	attending the Special Meeting and voting in person through a ballot.

Beneficial stockholders should refer to the instructions received from their broker, bank or intermediary or the registered holder of the shares if they wish to change their vote.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting, you must bring to the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on April 30, 2024

The proxy materials, which include the Notice of Special Meeting, the Proxy Statement, the Amendment and the accompanying Proxy Card, can be found at http://www.proxyvote.com. Information contained on or connected to the website is not incorporated by reference into this Proxy Statement and should not be considered a part of this Proxy Statement or any other filing that we make with the Securities and Exchange Commission.

This Proxy Statement and this Amendment is also available on the Company’s website at https://ir.assureneuromonitoring.com or will be provided by the Company, upon request, by mail at Assure Holdings Corp., 7887 E. Belleview Ave., Suite 240, Denver, Colorado, USA 80111, Attention: John Farlinger, Chief Executive Officer; or by email at ir@assureiom.com, free of charge to stockholders. The Company may require the payment of a reasonable charge from any person or corporation who is not a stockholder and who requests a copy of any such document. Financial information relating to the Company is provided in the Company’s comparative consolidated financial statements and management’s discussion and analysis for its most recently completed fiscal year which are contained in its Annual Report on Form 10-K. Additional information relating to the Company is available electronically on EDGAR at www.sec.gov/edgar.shtml.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549-1004. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s site on the Internet, located at www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to the Company’s Secretary, John Price, at Assure Holdings Corp., 7887 E. Belleview Ave., Suite 240, Denver, Colorado, USA 80111.

By Order of the Board of Directors

ASSURE HOLDINGS CORP.

/s/ John Farlinger
Executive Chairman and Chief Executive Officer

April 24, 2024

3